                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant  / /

Filed by a Party other than the Registrant  /X/

Check the appropriate box:

     / /  Preliminary Proxy Statement

     / /  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     / /  Definitive Proxy Statement

     /X/  Definitive Additional Materials

     / /  Soliciting Material Under Rule 14a-12

                            LIFEPOINT HOSPITALS, INC.
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                (Name of Registrant as Specified in Its Charter)

                        ACCIPITER LIFE SCIENCES FUND, LP
                       ACCIPITER LIFE SCIENCES FUND II, LP
                  ACCIPITER LIFE SCIENCES FUND (OFFSHORE), LTD.
                ACCIPITER LIFE SCIENCES FUND II (OFFSHORE), LTD.
                    ACCIPITER LIFE SCIENCES FUND II (QP), LP
                        ACCIPITER CAPITAL MANAGEMENT, LLC
                              CANDENS CAPITAL, LLC
                                  GABE HOFFMAN
                                MOHSIN Y. MEGHJI
                                 EARL P. HOLLAND
                                 NICOLE VIGLUCCI
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     / /  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     / /  Fee paid previously with preliminary materials:

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     / /  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

                                      -2-

     On April 20, 2006, Accipiter Life Sciences Fund, LP ("Accipiter"), together with the other  participants,  made a definitive  filing with the Securities and
Exchange  Commission of a proxy statement (the  "Statement") and an accompanying proxy card to be used to solicit  votes for the  election of its nominees at the
2006  annual  meeting  of  stockholders  (the  "Annual  Meeting")  of  LifePoint
Hospitals,  Inc., a Delaware corporation (the "Company"). On April 25, 2006, the
Delaware Chancery Court decided not to grant Accipiter's  motion for preliminary judgment  in  connection  with  the  Annual  Meeting.  Accipiter  and the  other participants have decided not to use the Statement for the purpose of soliciting proxies  for  the  election  of  Accipiter's  nominees  at the  Annual  Meeting.
Accipiter will not vote any shares represented by GOLD proxy cards at the Annual
Meeting.